SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2005

BLOCK COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Ohio	333-96619	34-4374555

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

541 North Superior Street Toledo, Ohio	43660

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 724-6257

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

     On March 23, 2005, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

     The information required to be furnished pursuant to Item 2.02 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, except if the Company specifically incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01      Exhibits.

      (a) Not applicable
      (b) Not applicable
      (c) Exhibit:

Exhibit Number	Description

99.1	Block Communications, Inc. Press Release dated March 23, 2005, announcing financial results for the quarter and year ended December 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOCK COMMUNICATIONS, INC. (Registrant)

By	/s/ Gary J. Blair

Gary J. Blair Executive Vice President / Chief Financial Officer

Date: March 25, 2005